Financial Risk Management and Financial Instruments	12 Months Ended
Dec. 31, 2018
Disclosure Of Financial Instruments [Abstract]
Financial risk management and financial instruments
22.	Financial risk management and financial instruments

Financial risk management

The Group’s operations are exposed to financing and financial risks, which are managed under the control and supervision of the Board of Directors of the Company. To manage these risks efficiently, the Group has established guidelines in the form of a treasury policy that serves as a framework for the daily financial operations. The treasury policy stipulates the rules and limitations for the management of financial risks.

Financial risk management is centralized within Treasury who are responsible for the management of financing and financial risks. Treasury manages and executes the financial management activities, including monitoring the exposure of financial risks, cash management, and maintaining a liquidity reserve, and it provides certain financial services to the Group’s entities. Treasury operates within the limits and policies authorized by the Board of Directors.

Capital management

The Group’s objectives when managing capital (cash and cash equivalents, short term investments, equity, and, until April 2018, Convertible Notes) is to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and to maintain an optimal capital structure to reduce the cost of capital. The Group’s capital structure and dividend policy is decided by the Board of Directors. Treasury continuously reviews the Group’s capital structure considering, amongst other things, market conditions, financial flexibility, business risk, and growth rate.

On November 5, 2018, Spotify Technology S.A. announced that it would commence a share repurchase program beginning in the fourth quarter of 2018. Repurchases of up to 10,000,000 of the Company’s ordinary shares have been authorized by the Company’s general meeting of shareholders and the Board of Directors approved such repurchase up to the amount of $1.0 billion. The repurchase program will expire on April 21, 2021. The timing and actual number of shares repurchased will depend on a variety of factors, including price, general business and market conditions, and alternative investment opportunities. The repurchase program will be executed consistent with our capital allocation strategy of prioritizing investment to grow the business over the long term. Under the repurchase program, repurchases can be made from time to time using a variety of methods, including open market purchases, all in compliance with the rules of the Commission and other applicable legal requirements. The repurchase program does not obligate the Company to acquire any particular amount of ordinary shares, and the repurchase program may be suspended or discontinued at any time at the Company’s discretion. We plan to use current cash and cash equivalents and the cash flow we generate from our operations to fund our share repurchase program.

The Group is not subject to any externally imposed capital requirements.

Credit risk management

Financial assets carry an element of risk that counterparties may be unable to fulfill their obligations. This exposure arises from the investments in liquid funds of banks and other counterparties. The Group mitigates this risk by adopting a risk adverse approach in relation to the investment of surplus cash. The main objectives for investments are first, to preserve principal and secondarily, to maximize return given the rules and limitations of the treasury policy. Surplus cash is invested in counterparties and instruments considered to carry low credit risk. Investments are subject to credit rating thresholds and at the time of investment, no more than 10% of surplus cash can be invested in any one issuer (excluding certain government bonds and investments in cash management banks). The weighted-average maturity of the portfolio shall not be greater than 2 years, and the final maturity of any investment is not to exceed 5 years. The Group shall maintain the ability to liquidate the majority of all short term investments within 90 days. At December 31, 2018 and 2017, the financial credit risk was equal to the consolidated statement of financial position value of cash and cash equivalents and short term investments of €1,806 million and €1,509 million, respectively. No credit losses were incurred during 2018 or 2017 on the short term investments.

The credit risk with respect to the Group’s trade receivables is diversified geographically and among a large number of customers, private individuals, as well as companies in various industries, both public and private. The majority of the Group’s revenue is paid monthly in advance significantly lowering the credit risk incurred for these specific counterparties. Solvency information is generally required for credit sales within the Ad sales and Partner subscription business to minimize the risk of bad debt losses and is based on information provided by credit and business information from external sources.

Liquidity risk management

Liquidity risk is the Group’s risk of not being able to meet the short term payment obligations due to insufficient funds. The Group has internal control processes and contingency plans for managing liquidity risk. A centralized cash pooling process enables the Group to manage liquidity surpluses and deficits according to the actual needs at the group and subsidiary level. The liquidity management takes into account the maturities of financial assets and financial liabilities and estimates of cash flows from operations.

The Group’s policy is to have a strong liquidity position in terms of available cash and cash equivalents, and short term investments.

	2018	2017
	(in € millions)
Liquidity
Short term investments	915	1,032
Short term deposits	307	122
Cash at bank and on hand	584	355
Total surplus liquidity	1,806	1,509
Liquidity position	1,806	1,509

Currency risk management

Transaction exposure relates to business transactions denominated in foreign currency required by operations (purchasing and selling) and/or financing (interest and amortization). The Group’s general policy is to hedge transaction exposure on a case-by-case basis. During 2016, the Group had not entered into any hedging transactions. In 2017, the Group began entering into multiple foreign exchange forward contracts. The Group strived, as far as possible, to mitigate its currency exposure in the USD denominated Convertible Notes by matching the balance with USD denominated cash and cash equivalents and short term investments creating a natural hedge. Translation exposure relates to net investments in foreign operations. The Group does not conduct translation risk hedging.

(i)	Transaction exposure sensitivity

In most cases, the Group’s customers are billed in their respective local currency. Major payments, such as salaries, consultancy fees, and rental fees are settled in local currencies. Royalty payments are primarily in EUR and USD. Hence, the operational need to net purchase foreign currency is due primarily to a deficit from such settlements.

The table below shows the immediate impact on net loss before tax of a 10% strengthening in the closing exchange rate of significant currencies to which the Group had exposure, at December 31, 2018 and 2017. The impact on net loss is due primarily to monetary assets and liabilities in a transactional currency other than the functional currency of a subsidiary within the Group. The sensitivity associated with a 10% weakening of a particular currency would be equal and opposite. This assumes that each currency moves in isolation.

2018	AUD	EUR	GBP	USD
	(in € millions)
(Increase)/decrease in loss before tax	7	(3)	3	74

2017	AUD	EUR	GBP	USD
	(in € millions)
(Increase)/decrease in loss before tax	5	2	(2)	9

For the notional amount of the Group’s foreign exchange forward contracts not designated for hedging, the immediate impact on net loss before tax of a 10% strengthening in the closing exchange rate of the USD would be a negative impact of €26 million as of December 31, 2017. The Group had no such instruments outstanding as of December 31, 2018.

(ii)	Translation exposure sensitivity

Translation exposure exists due to the translation of the results and financial position of all of the Group entities that have a functional currency different from the presentation currency of Euro. The impact on the Group’s equity would be approximately €12 million and €27 million if the EUR weakened by 10% against all translation exposure currencies, based on the exposure at December 31, 2018 and 2017, respectively.

Interest rate risk management

Interest rate risk is the risk that changes in interest rates will have a negative impact on the Group’s earnings and cash flow. The fair value of the Group’s Convertible Notes was dependent on market interest rates, which might have negatively impacted earnings. The Convertible Notes were re-measured at each reporting date using valuation models using input data, which included market interest rates. Changes in the fair value of the Convertible Notes were recognized in finance income or cost in the consolidated statement of operations. An increase in market interest rates would have decreased the value of the Convertible Notes. The Group did not enter into any hedging arrangement to mitigate these fluctuations.

The Group’s exposure to interest rate risk also is related to its interest-bearing assets, primarily its debt securities held at fair value through other comprehensive income. Fluctuations in interest rates impact the yield of the investment. The sensitivity analysis considered the historical volatility of short term interest rates and determined that it was reasonably possible that a change of 100 basis points could be experienced in the near term. A hypothetical 100 basis points increase in interest rates would have impacted interest income by €8 million for both years ended December 31, 2018 and 2017.

Financing risk management

The Group finances its operations through external borrowings, equity, and cash flow from operations. The funding strategy has been to diversify funding sources. Historically, the external debt consisted of the Convertible Notes and finance leases.

Share price risk management

Share price risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate due to changes in the fair value of the Company’s ordinary share price. The Group’s exposure to this risk relates primarily to the outstanding warrants and social costs accrual. At December 31, 2017, the Convertible Notes were valued at the assumed exchange to ordinary shares based on the fair value of the Company’s ordinary share price. An increase in share price would have increased the value of the Convertible Notes.

The warrants are re-measured at each reporting date using valuation models using input data based on the Company’s share price. Changes in the fair value of these instruments are recognized in finance income or cost. An increase of share price will increase the value of the warrants. The Group has not entered into any hedging arrangement to mitigate these fluctuations.

Other share price risk

Social costs are payroll taxes associated with employee salaries and benefits, including share-based compensation that we are subject to in various countries in which we operate. Social costs are accrued at each reporting period based on the number of vested stock options and awards outstanding, the exercise price, and the Company's share price.  Changes in the accrual are recognized in operating expenses.  An increase in share price will increase the accrued expense for social costs, and when the share price decreases, the accrued expense will become a reduction in social costs expense, all other things being equal, including the number of vested stock options and exercise price remaining constant. The impact on the accrual for social costs on outstanding share based payment awards of an increase or decrease in the Company’s ordinary share price of 10% would result in a change of €11 million and €16 million at December 31, 2018 and December 31, 2017, respectively.

Investment risk

We are exposed to investment risk as it relates to changes in the market value of our long term investments, due primarily to volatility in the share price used to measure the investment and exchange rates. The majority of our long term investments relate to TME.

Management of insurable risks

Insurance coverage is governed by corporate guidelines and includes a common package of different property and liability insurance programs. The business is responsible for assessing the risks to decide the extent of actual coverage. Treasury manages the common Group insurance programs.

Financial instruments

Foreign exchange forward contracts

Cash flow hedges

The Group designated certain foreign exchange forward contracts as cash flow hedges when all the requirements of IFRS 9 Financial Instruments were met. The foreign exchange contracts help to protect the Group against the variability of forecasted foreign currency cash flows resulting from revenue, cost of revenue, and net asset or liability positions designated in currencies other than the Euro. The maximum original duration of any contract allowable under the hedging policy is thirteen months. The Group’s outstanding foreign exchange forward contracts designated as cash flow hedges have maturities of less than one year. The Group’s primary currency pairs used for cash flow hedges are Euro / U.S. dollar, Euro / Australian dollar, Euro / British pound, and Euro / Swedish krona. The notional principal of the foreign exchange contracts was approximately €968 million as of December 31, 2018. The following table summarizes the notional principal of the foreign currency exchange contracts by hedged line item in the statement of operations as of December 31, 2018:

	Notional amount in foreign currency
	Australian dollar (AUD)	British pound (GBP)	Swedish krona (SEK)	U.S. dollar (USD)
	(in millions)
Hedged line item in consolidated statement of operations
Revenue	187	282	1,112	27
Cost of revenue	143	202	757	21
Total	330	484	1,869	48

The Group recognizes the foreign exchange contracts from hedging activities as either assets or liabilities on the consolidated statement of financial position and measures them at fair value. The Group reflects the gain or loss on the effective portion of a cash flow hedge as a component of other reserves and subsequently reclassifies cumulative gains and losses to revenue or cost of revenue, depending on the risk hedged, when the hedged transactions are recorded. If the hedged transactions become probable of not occurring, the corresponding amounts in other reserve would be immediately reclassified to finance costs. The Group evaluates hedge effectiveness at the inception of the hedge prospectively and records any ineffective portion of the hedge in finance costs in the consolidated statement of operations.

The asset and liability positions of the foreign exchange forward contracts are included in other current assets and derivative liabilities on the consolidated statement of financial position, respectively.

Non designated hedges

Derivative instruments including foreign exchange forward contracts that do not meet the requirements in IFRS 9 Financial Instruments to be designated as a cash flow hedges are measured at fair value with changes in the fair value recorded in Finance income and costs. In the first quarter of 2018, the Group effectively closed its positions in foreign exchange forward contracts not designated as hedges and recognized a gain of €8 million in finance income associated with the changes in fair value of these instruments. The notional amounts of these instruments were approximately USD $310 million and €25 million as of December 31, 2017. The Group had no such instruments outstanding as of December 31, 2018. For the years ended December 31, 2018 and 2017, the gain associated with the changes in fair value of these instruments was €8 million and €2 million, respectively.

Fair values

On January 1, 2018, the Group adopted IFRS 9, Financial Instruments. The Group concluded that the measurement and classification of its financial assets, financial liabilities, and derivative instruments under IAS 39 was in accordance with the requirements of IFRS 9 and, therefore, there was no impact on the Group’s consolidated financial statements upon adoption of the standard.

  The carrying amounts of certain financial instruments, including cash and cash equivalents, trade and other receivables, restricted cash, trade and other payables, and accrued expenses and other liabilities approximate fair value due to their relatively short maturities. All other financial assets and liabilities are accounted for at fair value.

The following tables summarize, by major security type, our financial assets and liabilities that are measured at fair value on a recurring basis, and the category using the fair value hierarchy. The different levels have been defined in Note 2.

Financial assets and liabilities by fair value hierarchy level	Level 1	Level 2	Level 3	2018
	(in € millions)
Financial assets at fair value
Short term investments:
Government securities	164	57	—	221
Agency securities	—	7	—	7
Corporate notes	—	343	—	343
Collateralized reverse purchase agreements	—	344	—	344
Derivatives (not designated for hedging):
Other	—	—	2	2
Derivatives (designated for hedging):
Foreign exchange forwards	—	6	—	6
Long term investments	1,630	—	16	1,646
Total financial assets at fair value by level	1,794	757	18	2,569
Financial liabilities at fair value
Derivatives (not designated for hedging):
Warrants	—	—	333	333
Derivatives (designated for hedging):
Foreign exchange forwards	—	6	—	6
Total financial liabilities at fair value by level	—	6	333	339

Financial assets and liabilities by fair value hierarchy level	Level 1	Level 2	Level 3	2017
	(in € millions)
Financial assets at fair value
Short term investments:
Government securities	206	38	—	244
Agency securities	—	7	—	7
Corporate notes	—	330	—	330
Collateralized reverse purchase agreements	—	451	—	451
Derivatives (not designated for hedging):
Foreign exchange forwards	—	2	—	2
Derivatives (designated for hedging):
Foreign exchange forwards	—	6	—	6
Long term investment	—	—	910	910
Total financial assets at fair value by level	206	834	910	1,950
Financial liabilities at fair value
Convertible Notes	—	—	944	944
Derivatives (not designated for hedging):
Contingent options	—	—	3	3
Warrants	—	—	346	346
Derivatives (designated for hedging):
Foreign exchange forwards	—	5	—	5
Total financial liabilities at fair value by level	—	5	1,293	1,298

The Group’s policy is to recognize transfers into and transfers out of fair value hierarchy levels at the end of each reporting period. During the years ended December 31, 2018 and 2017 there were no transfers between levels in the fair value hierarchy other than the Group’s long term investment in TME, as previously noted.

Recurring fair value measurements

The following sections describe the valuation methodologies the Group uses to measure the Level 3 financial instruments at fair value on a recurring basis.

Long term investments

Long term investments consist of non-controlling equity interests in public and private companies, primarily the Group’s approximate 9% investment in TME. These investments are carried at fair value through other comprehensive income. Prior to December 12, 2018, the fair value of unquoted ordinary shares of TME had been estimated using unquoted TME market transactions, the latest fair value per ordinary share disclosed within TME’s initial registration statement on Form F-1 filed with the SEC and other unobservable inputs. Subsequent to December 12, 2018, the fair value of ordinary shares of TME is based on the ending NYSE American depository share price. Accordingly, the entire balance of the Group’s investment in TME of €1,630 million was transferred from level 3 to level 1 within the fair value hierarchy in accordance with IFRS 7. During the year ended December 31, 2018, the Group recognized €720 million in mark to market gains on long term investments in other comprehensive income. The fair value of the long term investments may vary over time and is subject to a variety of risks including: company performance, macro-economic, regulatory, industry, USD to Euro exchange rate and systemic risks of the equity markets overall.

The table below presents the changes in the long term investments:

	2018	2017
	(in € millions)
At January 1	910	—
Equity issued in exchange for long term investment	—	910
Changes in fair value recorded in other comprehensive loss	720	—
Purchase of investment	16	—
At December 31	1,646	910

The impact on the fair value of the Group’s long term investment in TME using reasonably possible alternative assumptions with an increase or a decrease of TME’s share price used to value our equity interests of 10% results in a range of €1,467 million to €1,793 million at December 31, 2018 and €819 million to €1,001 million at December 31, 2017.

Fair value of ordinary shares

On April 3, 2018, the Group completed a direct listing of the Company’s ordinary shares on the NYSE. The fair value of the Company’s ordinary shares subsequent to our direct listing is based on the NYSE closing ordinary share price of the Group.

The valuation of certain items in the consolidated financial statements prior to the direct listing was consistent with the Group’s use of the Probability Weighted Expected Return Method (“PWERM”) to value the Company’s ordinary shares.

The fair value of the ordinary shares prior to the direct listing was determined using recent secondary market transactions in the Company’s ordinary shares and the PWERM, which is one of the recommended valuation methods to measure fair value in privately held companies with complex equity structures in the American Institute of Certified Public Accountants Practice Guide, Valuation of Privately-Held-Company Equity Securities Issued as Compensation. Under this method, discrete future outcomes, including as a public company, non-public company scenarios, and a merger or sale, are weighted based on estimates of the probability of each scenario. In the Group’s application of this method, five different future scenarios are identified (high and low case public company, high and low case transaction, and private company). For each scenario, an equity value is calculated based on revenue multiples, derived from listed peer companies, which are applied on different (scenario-dependent) forecasted revenue. For the private company scenario, a discounted cash flow method also is considered in determining the equity value. Ordinary share values are weighted by the probability of each scenario in the valuation model. In addition, an appropriate discount adjustment is incorporated to recognize the lack of marketability due to being a closely held entity. Finally, the impact on the share value of recent financing and secondary trading is considered.

The following weightings, up until the Group’s direct listing, were applied to each valuation method:

	2018	2017	2016
PWERM	50%	50 – 80%	80 – 100%
Secondary market transactions	50%	20 – 50%	0 – 20%

The PWERM valuations, up until the Group’s direct listing, weighted the different scenarios as follows:

	2018	2017	2016
Market Approach – High Case Public Company	55 – 70%	25 – 40%	20 – 25%
Market Approach – Low Case Public Company	28 – 35%	35%	35 – 40%
Market Approach – High Case Transaction	0 – 3%	4 – 6%	4%
Market Approach – Low Case Transaction	0 – 2%	4 – 6%	6%
Private Case – Income and Market Approaches	2 – 5%	5 – 30%	30%

The key assumptions used to estimate the fair value of the ordinary shares and contingent options using the PWERM, up until the Group’s direct listing, were as follows:

	2018	2017	2016
Revenue multiple used to estimate enterprise value	3.0	2.2 – 4.6	2.0 – 3.5
Discount rate (%)	13.0	13.0 – 19.5	14.0 – 19.5
Volatility (%)	32.5 – 35.0	30.0 – 37.5	35.0 – 47.5

Contingent options

The Group’s derivatives included contingent options that provided investors associated with the equity financings with downside protection.

The contingent options were measured on a recurring basis in the consolidated statement of financial position and were Level 3 financial instruments recognized at fair value through the consolidated statement of operations. The contingent options were valued using the models that included the value of the Company’s ordinary shares, including the assumptions for probability scenarios and PWERM as determined above. The key assumptions used to estimate the fair value of the options using the PWERM were consistent with those noted above.

Under each scenario, the Group computed the difference between a) the value of the new shares, valued with the embedded contingent options and b) the ordinary shares, valued without the embedded contingent options (“Ordinary Shares”) to derive an indication of the value of the contingent options for each scenario. The differential between new shares and the Ordinary Shares was discounted, where appropriate, to present value to arrive at an indication of the value of the contingent options for each scenario at the valuation date. Finally, the indicated values under each scenario were weighted based on the weightings noted above to determine the indicated value of the contingent options. Upon the direct listing, on April 3,2018, the Group reduced the fair value to €0 million to reflect the expiration of the contingent put options.

The impact on the fair value of the contingent options of using reasonably possible alternative assumptions with an increase or a decrease in share price of 10% resulted in a range of €2 million to €4 million at December 31, 2017.

The table below presents the changes in the contingent options liability as at December 31:

	2018	2017	2016
	(in € millions)
At January 1	3	100	82
(Gain)/loss recognized in profit or loss	(3)	(97)	18
At December 31	—	3	100

The contingent options were included in derivative liabilities on the consolidated statement of financial position. The change in estimated fair value was recognized within finance income or costs in the consolidated statement of operations.

Warrants

On October 17, 2016, the Company sold, for €27 million, warrants to acquire 5,120,000 ordinary shares to certain holders that are employees and management of the Group. The exercise price of each warrant is US$50.61, which was equal to 1.2 times the fair market value of ordinary shares on the date of issuance. The warrants are exercisable at any time through October 17, 2019.

On July 13, 2017, the Company sold, for €9 million, a warrant to acquire 1,600,000 ordinary shares to certain holders that are employees and management of the Group. The exercise price of each warrant is US$89.73, which was equal to 1.3 times the fair market value of ordinary shares on date of issuance. The warrants are exercisable at any time through July 2020.

The warrants are measured on a recurring basis in the consolidated statement of financial position and are Level 3 financial instruments recognized at fair value through the consolidated statement of operations. The warrants are valued using a Black-Scholes option-pricing model, which includes inputs determined from models that include the value of the Company’s ordinary shares, as determined above and additional assumptions used to estimate the fair value of the warrants in the option pricing model as follows:

	2018	2017	2016
Expected term (years)	0.6 – 1.7	0.9 – 1.6	1.9 – 2.1
Risk free rate (%)	1.98 – 2.73	1.17 – 1.76	0.77 – 1.14
Volatility (%)	32.5 – 40.0	30.0 – 37.5	35.0 – 37.5
Share price (US$)	113.50 – 180.83	50.70 – 120.50	42.18 – 44.40

The table below presents the changes in the warrants liability:

	2018	2017	2016
	(in € millions)
At January 1	346	34	—
Issuance of warrant for cash	—	9	27
Non cash changes in profit or loss
Changes in fair value	(39)	313	7
Effect of changes in foreign exchange rates	26	(10)	—
At December 31	333	346	34

The warrant liability is included in derivative liabilities on the consolidated statement of financial position. The change in estimated fair value is recognized within finance income or costs in the consolidated statement of operations.

The impact on the fair value of the warrants with an increase or decrease in the Company’s ordinary share price of 10% results in a range of €273 million to €399 million at December 31, 2018 and €275 million to €403 million at December 31, 2017.

Convertible Notes

At December 31, 2017, the Convertible Notes were valued at the assumed exchange to ordinary shares based on the fair value of the Company’s ordinary share price.

On April 3, 2018, the Group completed a direct listing of the Company’s ordinary shares on the NYSE, and the option for the Convertible Noteholders to unwind the January 2018 exchange transaction expired. As a result, the Group recorded an expense of €123 million within finance costs to mark to market the Convertible Notes to the fair value based on the closing price of the Company’s ordinary shares on April 3, 2018. The Company then reclassified the Convertible Notes balance of €1.1 billion to Other paid in capital within Equity. Refer to Note 18.

The table below presents the changes in the Convertible Notes:

	2018	2017	2016
	(in € millions)
At January 1	944	1,106	—
Loan financing transaction - Convertible Notes	—	—	861
Non cash changes recognized in profit or loss
Changes in fair value	221	666	166
Effect of changes in foreign exchange rates	(20)	(142)	79
Issuance of shares upon exchange of Convertible Notes	(1,145)	(686)	—
At December 31	—	944	1,106

The change in estimated fair value is recognized within finance costs in the consolidated statement of operations.